EXHIBIT 99.2

FOURTH QUARTER 2013

Supplemental Operating and Financial Data

Camden Waterford Lakes - Orlando, FL
Currently in Lease-Up

Camden Property Trust
Eleven Greenway Plaza, Suite 2400
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2013 OPERATING RESULTS,
4.8% DIVIDEND INCREASE AND 2014 FINANCIAL OUTLOOK

Houston, TEXAS (January 30, 2014) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2013.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2013 totaled $1.08 per diluted share or $96.9 million, as compared to $0.97 per diluted share or $85.9 million for the same period in 2012.  FFO for the twelve months ended December 31, 2013 totaled $4.11 per diluted share or $368.3 million, as compared to $3.62 per diluted share or $313.3 million for the same period in 2012.

FFO for the twelve months ended December 31, 2013 included: a $5.1 million or $0.06 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  FFO for the twelve months ended December 31, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $130.0 million or $1.46 per diluted share for the fourth quarter of 2013, as compared to $142.2 million or $1.60 per diluted share for the same period in 2012.  EPS for the three months ended December 31, 2013 included a $91.1 million or $1.03 per diluted share gain on sale of discontinued operations and a $3.2 million or $0.04 per diluted share gain on sale of unconsolidated joint venture properties.  EPS for the three months ended December 31, 2012 included: a $17.2 million or $0.20 per diluted share gain on acquisition of controlling interests in joint ventures; an $82.5 million or $0.94 per diluted share gain on sale of discontinued operations; and a $14.5 million or $0.17 per diluted share gain on sale of unconsolidated joint venture properties.

For the twelve months ended December 31, 2013, Camden reported net income attributable to common shareholders of $336.4 million or $3.78 per diluted share, as compared to $283.4 million or $3.30 per diluted share for the same period in 2012.  EPS for the twelve months ended December 31, 2013 included: a $182.2 million or $2.06 per diluted share gain on sale of discontinued operations; a $16.3 million or $0.18 per diluted share gain on sale of unconsolidated joint venture properties; a $5.1 million or $0.06 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.  EPS for the twelve months ended December 31, 2012 included: a $57.4 million or $0.67 per diluted share gain on acquisition of controlling interests in joint ventures; a $115.1 million or $1.34 per diluted share gain on sale of discontinued operations; a $17.4 million or $0.20 per diluted share gain on sale of unconsolidated joint venture properties; and a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 41,150 apartment homes included in consolidated same-property results, fourth quarter 2013 same-property net operating income (“NOI”) increased 6.4% compared to the fourth quarter of 2012, with revenues increasing 4.8% and expenses increasing 1.9%.  On a sequential basis, fourth quarter 2013 same-property NOI increased 2.4% compared to the third quarter of 2013, with revenues increasing 0.5% and expenses declining 2.9% compared to the prior quarter.  On a full-year basis, 2013 same-property NOI increased 6.2%, with revenues increasing 5.1% and expenses increasing 3.1% compared to the same period in 2012.  Same-property physical occupancy levels for the combined portfolio averaged 95.8% during the fourth quarter of 2013, compared to 95.1% in the fourth quarter of 2012 and 95.4% in the third quarter of 2013.

The Company defines same-property communities as communities owned and stabilized since January 1, 2012, excluding properties held for sale.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Disposition Activity
Camden disposed of 8 wholly-owned apartment communities during the quarter for a total of $170.5 million: Camden Gardens, a 256-home community in Dallas, TX; Camden Springs, a 304-home community in Dallas, TX; Camden Fountain Palms, a 192-home community in Peoria, AZ; Camden Sierra, a 288-home community in Peoria, AZ; Camden Town Center, a 240-home community in Glendale, AZ; Camden Bay Pointe, a 368-home community in Tampa, FL; Camden Citrus Park, a 247-home community in Tampa, FL; and Camden Habersham, a 240-home community in Charlotte, NC.

The Company also disposed of two joint venture apartment communities during the quarter for a total of $68.7 million: Camden Westover Hills, a 288-home community in San Antonio, TX, and Camden Lakemont, a 312-home community in Richmond, TX.  Camden’s proportionate share of the gain on sale was $3.2 million.

For full-year 2013, Camden’s dispositions totaled $329.3 million of wholly-owned communities and $268.9 million of joint venture communities.

Development Activity
Construction began during the quarter at two new wholly-owned communities: The Camden in Los Angeles, CA, a $145 million project with 287 apartment homes; and Camden Victory Park in Dallas, TX, an $82 million project with 423 apartment homes.  The Company also commenced construction on Camden Miramar Phase IXB in Corpus Christi, TX, an $8 million 75-unit expansion of an existing community.

Construction continued at 10 additional wholly-owned development communities: Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes which is currently 10% leased; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes; Camden La Frontera in Round Rock, TX, a $36 million project with 300 apartment homes; Camden Foothills in Scottsdale, AZ, a $50 million project with 220 apartment homes; Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes; and Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes.

Lease-up continued during the quarter at Camden South Capitol in Washington, DC, an $88 million joint venture project with 276 apartment homes which is currently 64% leased.  Construction continued at two other joint venture development communities: Camden Waterford Lakes in Orlando, FL, a $40 million project with 300 apartment homes which is currently 41% leased; and Camden Southline in Charlotte, NC, a $48 million project with 266 apartment homes.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2014 dividend of $0.66 per common share, which is a 4.8% increase over the Company’s prior quarterly dividend of $0.63 per share.  The dividend is payable on April 17, 2014 to holders of record as of March 31, 2014.  In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this release.

Earnings Guidance
Camden provided initial earnings guidance for 2014 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2014 FFO is expected to be $4.10 to $4.30 per diluted share, and full-year 2014 EPS is expected to be $1.44 to $1.64 per diluted share.  First quarter 2014 earnings guidance is $1.02 to $1.06 per diluted share for FFO and $0.37 to $0.41 per diluted share for EPS.  Guidance for EPS excludes gains on real estate transactions.

The midpoint of the Company’s initial 2014 earnings guidance assumes net dispositions of $200 million of wholly-owned assets and $450 million of joint venture assets during 2014, with a corresponding reduction in associated net fee and asset management income.  The net impact to 2014 FFO from these planned dispositions is approximately $0.07 per diluted share. Camden expects same-property revenue growth between 3.5% and 4.5%, expense growth between 3.25% and 4.25%, and NOI growth between 3.25% and 5.25%.

Camden intends to update its earnings guidance to the market on a quarterly basis.  Additional information on the Company’s 2014 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, January 31, 2014 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2013 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 1713299, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 170 properties containing 59,899 apartment homes across the United States.  Upon completion of 14 properties under development and the expansion of an existing community, the Company’s portfolio will increase to 64,328 apartment homes in 184 properties. Camden was recently named by FORTUNE® Magazine for the seventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #11.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2013		2012		2013		2012
Total property revenues (a)	$204,317		$183,798		$788,851		$698,318

EBITDA	121,148		110,942		461,721		420,209

Net income attributable to common shareholders	129,996		142,166		336,364		283,390
Per share - basic	1.47		1.63		3.82		3.35
Per share - diluted	1.46		1.60		3.78		3.30

Income from continuing operations attributable to common shareholders	41,600		57,282		151,594		154,116
Per share - basic	0.46		0.65		1.70		1.81
Per share - diluted	0.46		0.64		1.69		1.79

Funds from operations	96,914		85,928		368,321		313,337
Per share - diluted	1.08		0.97		4.11		3.62

Dividends per share	0.63		0.56		2.52		2.24
Dividend payout ratio	58.3%		57.7%		61.3%		61.9%

Interest expensed	24,162		25,487		98,129		104,282
Interest capitalized	4,610		3,071		15,439		12,457
Total interest incurred	28,772		28,558		113,568		116,739

Principal amortization	1,071		841		4,261		4,150
Preferred distributions	-		-		-		776

Net Debt to Annualized EBITDA (b)	5.2	x	5.6	x	5.4	x	5.9	x
Interest expense coverage ratio	5.0	x	4.4	x	4.7	x	4.0	x
Total interest coverage ratio	4.2	x	3.9	x	4.1	x	3.6	x
Fixed charge expense coverage ratio	4.8	x	4.2	x	4.5	x	3.8	x
Total fixed charge coverage ratio	4.1	x	3.8	x	3.9	x	3.5	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.5	x	3.3	x	3.5	x	3.3	x

Same property NOI increase (c)	6.4%		8.0%		6.2%		9.2%
(# of apartment homes included)	41,150		44,774		41,150		44,774

Gross turnover of apartment homes (annualized)	57%		60%		65%		66%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	49%		52%		56%		57%

					As of December 31,
					2013		2012
Total assets					$5,632,141		$5,385,172
Total debt					$2,530,766		$2,510,468
Common and common equivalent shares, outstanding end of period (d)					89,750		89,039
Share price, end of period					$56.88		$68.21
Book equity value, end of period (e)					$2,807,361		$2,626,708
Market equity value, end of period (f)					$5,104,980		$6,073,350

(a)	Excludes discontinued operations.

(b)	Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(c)	"Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

(d)	Includes at December 31, 2013: 87,851 common shares (including 386 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (1,899).

(e)	Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f)	Includes: common shares, common units, and common share equivalents.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2013	2012	2013	2012
Property revenues
Rental revenues	$177,795	$159,207	$683,362	$602,004
Other property revenues	26,522	24,591	105,489	96,314
Total property revenues	204,317	183,798	788,851	698,318

Property expenses
Property operating and maintenance	50,297	47,453	199,650	185,720
Real estate taxes	21,582	18,087	86,041	70,710
Total property expenses	71,879	65,540	285,691	256,430

Non-property income
Fee and asset management	2,873	2,773	11,690	12,345
Interest and other income (loss)	41	40	1,217	(710)
Income on deferred compensation plans	3,078	952	8,290	4,772
Total non-property income	5,992	3,765	21,197	16,407

Other expenses
Property management	5,196	6,152	21,774	21,796
Fee and asset management	1,288	1,580	5,756	6,631
General and administrative	9,209	9,816	40,586	37,528
Interest	24,162	25,487	98,129	104,246
Depreciation and amortization	55,878	50,556	214,395	194,673
Amortization of deferred financing costs	859	887	3,548	3,608
Expense on deferred compensation plans	3,078	952	8,290	4,772
Total other expenses	99,670	95,430	392,478	373,254

Gain on sale of land	-	-	698	-
Gain on acquisition of controlling interest in joint ventures	-	17,227	-	57,418
Equity in income of joint ventures	4,207	15,489	24,865	20,175
Income from continuing operations before income taxes	42,967	59,309	157,442	162,634
Income tax expense - current	(239)	(216)	(1,826)	(1,208)
Income from continuing operations	42,728	59,093	155,616	161,426
Income from discontinued operations	1,290	4,526	8,515	17,406
Gain on sale of discontinued operations, net of tax	91,101	82,527	182,160	115,068
Net income	135,119	146,146	346,291	293,900
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,811)	(4,022)	(4,459)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(3,995)	(2,169)	(5,905)	(3,200)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Net income attributable to common shareholders	$129,996	$142,166	$336,364	$283,390

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$135,119	$146,146	$346,291	$293,900
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligation	13	7	54	30
Unrealized loss and unamortized prior service cost on post retirement obligation	(99)	(409)	(99)	(409)
Comprehensive income	135,033	145,744	346,246	293,521
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,811)	(4,022)	(4,459)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	(3,995)	(2,169)	(5,905)	(3,200)
Less income allocated to perpetual preferred units	-	-	-	(776)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	-	(2,075)
Comprehensive income attributable to common shareholders	$129,910	$141,764	$336,319	$283,011

PER SHARE DATA
Net income attributable to common shareholders - basic	$1.47	$1.63	$3.82	$3.35
Net income attributable to common shareholders - diluted	1.46	1.60	3.78	3.30
Income from continuing operations attributable to common shareholders - basic	0.46	0.65	1.70	1.81
Income from continuing operations attributable to common shareholders - diluted	0.46	0.64	1.69	1.79

Weighted average number of common and
common equivalent shares outstanding:
Basic	87,459	86,298	87,204	83,772
Diluted	88,686	88,020	88,494	85,556

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2013	2012	2013	2012

Net income attributable to common shareholders	$129,996	$142,166	$336,364	$283,390
Real estate depreciation from continuing operations	54,520	49,454	209,474	190,238
Real estate depreciation and amortization from discontinued operations	199	2,893	5,255	15,199
Adjustments for unconsolidated joint ventures	1,422	1,741	5,738	7,939
Income allocated to non-controlling interests	5,123	3,971	9,927	6,475
(Gain) on sale of unconsolidated joint venture properties	(3,245)	(14,543)	(16,277)	(17,418)
(Gain) on acquisition of controlling interests in joint ventures	-	(17,227)	-	(57,418)
(Gain) on sale of discontinued operations, net of tax	(91,101)	(82,527)	(182,160)	(115,068)
Funds from operations - diluted	$96,914	$85,928	$368,321	$313,337

PER SHARE DATA
Funds from operations - diluted	$1.08	$0.97	$4.11	$3.62
Cash distributions	0.63	0.56	2.52	2.24

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	89,772	88,991	89,580	86,619

PROPERTY DATA
Total operating properties (end of period) (a)	170	193	170	193
Total operating apartment homes in operating properties (end of period) (a)	59,899	65,775	59,899	65,775
Total operating apartment homes (weighted average)	53,710	55,163	54,181	54,194
Total operating apartment homes - excluding discontinued operations (weighted average)	52,629	49,891	51,759	48,194

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2013	2013	2013	2013	2012
ASSETS
Real estate assets, at cost
Land	$969,711	$967,121	$965,257	$949,244	$949,777
Buildings and improvements	5,629,904	5,596,754	5,552,095	5,404,616	5,389,674
	6,599,615	6,563,875	6,517,352	6,353,860	6,339,451
Accumulated depreciation	(1,643,713)	(1,619,325)	(1,604,402)	(1,552,499)	(1,518,896)
Net operating real estate assets	4,955,902	4,944,550	4,912,950	4,801,361	4,820,555
Properties under development, including land	472,566	438,968	393,694	339,848	334,463
Investments in joint ventures	42,155	43,338	44,630	45,260	45,092
Properties held for sale	-	58,765	-	14,986	30,517
Total real estate assets	5,470,623	5,485,621	5,351,274	5,201,455	5,230,627
Accounts receivable - affiliates	27,724	27,474	27,274	26,948	33,625
Other assets, net (a)	109,401	112,520	94,847	89,233	88,260
Cash and cash equivalents	17,794	4,707	6,506	59,642	26,669
Restricted cash	6,599	60,889	6,381	5,578	5,991
Total assets	$5,632,141	$5,691,211	$5,486,282	$5,382,856	$5,385,172

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,588,798	$1,721,998	$1,579,733	$1,538,471	$1,538,212
Secured	941,968	943,039	944,090	945,134	972,256
Accounts payable and accrued expenses	113,307	124,336	100,279	102,307	101,896
Accrued real estate taxes	35,648	50,247	36,863	20,683	28,452
Distributions payable	56,787	56,793	56,821	56,559	49,969
Other liabilities (b)	88,272	69,716	63,366	69,679	67,679
Total liabilities	2,824,780	2,966,129	2,781,152	2,732,833	2,758,464

Commitments and contingencies
Non-Qualified deferred compensation share awards	47,180	47,092	-	-	-

Equity
Common shares of beneficial interest	967	967	967	962	962
Additional paid-in capital	3,596,069	3,595,536	3,625,283	3,590,261	3,587,505
Distributions in excess of net income attributable to common shareholders	(494,167)	(571,935)	(574,286)	(590,831)	(598,951)
Treasury shares, at cost	(410,227)	(410,309)	(410,665)	(412,643)	(425,355)
Accumulated other comprehensive loss (c)	(1,106)	(1,021)	(1,035)	(1,048)	(1,062)
Total common equity	2,691,536	2,613,238	2,640,264	2,586,701	2,563,099
Non-controlling interests	68,645	64,752	64,866	63,322	63,609
Total equity	2,760,181	2,677,990	2,705,130	2,650,023	2,626,708
Total liabilities and equity	$5,632,141	$5,691,211	$5,486,282	$5,382,856	$5,385,172

(a) Includes:
net deferred charges of:	$14,497	$13,243	$14,008	$14,861	$15,635

(b) Includes:
deferred revenues of:	$1,886	$1,979	$1,336	$2,158	$2,521
distributions in excess of investments in joint ventures of:	$-	$-	$-	$9,718	$9,509
fair value adjustment of derivative instruments:	$-	$-	$-	($2)	($1)

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN				PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2013 (in apartment homes)

	Fully Consolidated				Non-Consolidated

	"Same Property"	Non-"Same Property"	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	4,947	860	320	6,127	276	-	276	6,403
Houston, TX	3,353	2,559	-	5,912	2,840	-	2,840	8,752
Tampa, FL	4,118	540	-	4,658	450	-	450	5,108
Dallas, TX	3,378	1,039	423	4,840	1,250	-	1,250	6,090
Las Vegas, NV	3,969	949	-	4,918	-	-	-	4,918
Los Angeles/Orange County, CA	2,060	421	590	3,071	-	-	-	3,071
SE Florida	2,520	-	261	2,781	-	-	-	2,781
Orlando, FL	2,818	858	-	3,676	-	300	300	3,976
Charlotte, NC	2,894	-	323	3,217	-	266	266	3,483
Atlanta, GA	2,894	815	379	4,088	234	-	234	4,322
Denver, CO	1,351	590	424	2,365	-	-	-	2,365
Raleigh, NC	2,266	438	-	2,704	350	-	350	3,054
Phoenix, AZ	1,084	1,011	454	2,549	-	-	-	2,549
San Diego/Inland Empire, CA	1,196	469	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	614	2,284	1,360	-	1,360	3,644
Other	632	930	75	1,637	510	-	510	2,147

Total Portfolio	41,150	11,479	3,863	56,492	7,270	566	7,836	64,328

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at		Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities	Communities (b)	Pro Rata % (c)		2013	2013	2013	2013	2012
D.C. Metro	17.9%	16.5%	16.2%		95.2%	95.5%	95.5%	95.5%	95.7%
Houston, TX	8.9%	12.0%	12.6%		96.4%	96.1%	96.5%	96.0%	95.4%
Dallas, TX	6.5%	6.7%	7.0%		95.7%	95.4%	95.4%	94.9%	94.6%
Tampa, FL	7.3%	6.7%	6.7%		95.6%	95.1%	95.5%	95.0%	94.7%
SE Florida	8.4%	6.6%	6.5%		96.3%	95.5%	95.1%	94.9%	95.3%
Los Angeles/Orange County, CA	7.2%	6.5%	6.4%		95.7%	95.5%	95.6%	95.7%	96.2%
Las Vegas, NV	6.2%	6.3%	6.1%		95.3%	95.1%	94.2%	92.4%	92.4%
Atlanta, GA	6.1%	5.9%	5.9%		95.6%	95.2%	95.3%	95.2%	95.5%
Orlando, FL	5.4%	5.8%	5.7%		95.6%	95.6%	95.8%	95.3%	95.3%
Charlotte, NC	6.9%	5.5%	5.4%		96.5%	96.6%	96.4%	96.1%	95.6%
Raleigh, NC	4.6%	4.2%	4.2%		96.0%	96.2%	95.0%	94.7%	94.6%
Denver, CO	3.7%	4.2%	4.1%		94.5%	95.4%	94.7%	94.8%	95.2%
Phoenix, AZ	2.8%	4.0%	3.8%		95.5%	92.6%	92.3%	93.0%	92.5%
San Diego/Inland Empire, CA	3.7%	3.8%	3.7%		95.8%	94.2%	94.3%	93.2%	93.3%
Austin, TX	3.0%	2.4%	2.7%		96.2%	95.8%	94.7%	95.0%	95.0%
Other	1.4%	2.9%	3.0%		95.1%	95.9%	96.7%	95.3%	94.4%

Total Portfolio	100.0%	100.0%	100.0%		95.7%	95.4%	95.3%	94.8%	94.7%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN					COMPONENTS OF
					PROPERTY NET OPERATING INCOME
					(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2013	2012	Change	2013	2012	Change
"Same Property" Communities (a)	41,150	$158,661	$151,377	$7,284	$624,429	$594,255	$30,174
Non-"Same Property" Communities (b)	11,479	44,277	31,115	13,162	158,359	97,950	60,409
Development and Lease-Up Communities (c)	3,863	-	-	-	-	-	-
Other (d)	-	1,379	1,306	73	6,063	6,113	(50)
Total Property Revenues	56,492	$204,317	$183,798	$20,519	$788,851	$698,318	$90,533

Property Expenses
"Same Property" Communities (a)	41,150	$55,197	$54,181	$1,016	$224,189	$217,391	$6,798
Non-"Same Property" Communities (b)	11,479	16,123	10,627	5,496	58,376	35,861	22,515
Development and Lease-Up Communities (c)	3,863	15	17	(2)	15	17	(2)
Other (d)	-	544	715	(171)	3,111	3,161	(50)
Total Property Expenses	56,492	$71,879	$65,540	$6,339	$285,691	$256,430	$29,261

Property Net Operating Income
"Same Property" Communities (a)	41,150	$103,464	$97,196	$6,268	$400,240	$376,864	$23,376
Non-"Same Property" Communities (b)	11,479	28,154	20,488	7,666	99,983	62,089	37,894
Development and Lease-Up Communities (c)	3,863	(15)	(17)	2	(15)	(17)	2
Other (d)	-	835	591	244	2,952	2,952	-
Total Property Net Operating Income	56,492	$132,438	$118,258	$14,180	$503,160	$441,888	$61,272

Income from Discontinued Operations (e)		Three Months Ended December 31,			Twelve Months Ended December 31,
		2013	2012		2013	2012
Property revenues		$2,832	$13,505		$24,322	$60,198
Property expenses		(1,343)	(6,086)		(10,552)	(27,557)
Property net operating income		$1,489	$7,419		$13,770	$32,641
Interest		-	-		-	(36)
Depreciation and amortization		(199)	(2,893)		(5,255)	(15,199)
Gain on sale of discontinued operations, net of tax		91,101	82,527		182,160	115,068
Income, including gain on sale, allocated to non-controlling interests		(3,995)	(2,169)		(5,905)	(3,200)
Income attributable to common shareholders		$88,396	$84,884		$184,770	$129,274

Notes:
(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2012, excluding properties held for sale.
(c) Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2012, excluding properties held for sale.
(d) "Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.
(e) Represents operating results for communities disposed of during 2012 and 2013, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN			FOURTH QUARTER COMPARISONS
			DECEMBER 31, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q13	4Q12	Growth	4Q13	4Q12	Growth	4Q13	4Q12	Growth

D.C. Metro	$26,306	$26,094	0.8%	$7,792	$7,684	1.4%	$18,514	$18,410	0.6%
Houston, TX	14,531	13,426	8.2%	5,320	4,646	14.5%	9,211	8,780	4.9%
Dallas, TX	10,990	10,352	6.2%	4,312	4,194	2.8%	6,678	6,158	8.4%
Tampa, FL	12,458	11,960	4.2%	4,908	4,928	(0.4%)	7,550	7,032	7.4%
SE Florida	13,323	12,625	5.5%	4,643	4,606	0.8%	8,680	8,019	8.2%
Los Angeles/Orange County, CA	11,149	10,791	3.3%	3,733	3,688	1.2%	7,416	7,103	4.4%
Las Vegas, NV	10,265	9,985	2.8%	3,809	3,792	0.4%	6,456	6,193	4.2%
Atlanta, GA	9,872	9,221	7.1%	3,598	3,703	(2.8%)	6,274	5,518	13.7%
Orlando, FL	9,064	8,651	4.8%	3,430	3,201	7.2%	5,634	5,450	3.4%
Charlotte, NC	10,604	9,922	6.9%	3,483	3,285	6.0%	7,121	6,637	7.3%
Raleigh, NC	7,053	6,643	6.2%	2,296	2,174	5.6%	4,757	4,469	6.4%
Denver, CO	5,351	5,071	5.5%	1,537	1,478	4.0%	3,814	3,593	6.2%
Phoenix, AZ	3,635	3,445	5.5%	715	1,260	(43.3%)	2,920	2,185	33.6%
San Diego/Inland Empire, CA	6,196	5,834	6.2%	2,328	2,286	1.8%	3,868	3,548	9.0%
Austin, TX	5,732	5,417	5.8%	2,584	2,492	3.7%	3,148	2,925	7.6%
Corpus Christi, TX	2,132	1,940	9.9%	709	764	(7.2%)	1,423	1,176	21.0%

Total Same Property	$158,661	$151,377	4.8%	$55,197	$54,181	1.9%	$103,464	$97,196	6.4%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q13	4Q12	Change	4Q13	4Q12	Change

D.C. Metro	4,947		17.9%	95.3%	95.7%	(0.4%)	$1,650	$1,637	0.8%
Houston, TX	3,353		8.9%	96.5%	96.2%	0.3%	1,338	1,245	7.5%
Dallas, TX	3,378		6.5%	95.9%	95.0%	0.9%	982	926	6.0%
Tampa, FL	4,118		7.3%	95.6%	94.6%	1.0%	882	848	4.0%
SE Florida	2,520		8.4%	96.4%	95.3%	1.1%	1,639	1,572	4.3%
Los Angeles/Orange County, CA	2,060		7.2%	95.8%	96.4%	(0.6%)	1,723	1,653	4.3%
Las Vegas, NV	3,969		6.2%	95.3%	93.4%	1.9%	764	756	1.0%
Atlanta, GA	2,894		6.1%	95.8%	95.6%	0.2%	1,020	950	7.4%
Orlando, FL	2,818		5.4%	96.2%	95.3%	0.9%	963	924	4.2%
Charlotte, NC	2,894		6.9%	96.6%	95.8%	0.8%	1,113	1,051	5.9%
Raleigh, NC	2,266		4.6%	95.9%	94.9%	1.0%	922	882	4.4%
Denver, CO	1,351		3.7%	94.2%	94.8%	(0.6%)	1,227	1,142	7.4%
Phoenix, AZ	1,084		2.8%	96.0%	92.9%	3.1%	986	966	2.0%
San Diego/Inland Empire, CA	1,196		3.7%	95.7%	93.0%	2.7%	1,613	1,560	3.4%
Austin, TX	1,670		3.0%	95.8%	94.5%	1.3%	1,022	967	5.6%
Corpus Christi, TX	632		1.4%	95.6%	94.8%	0.8%	976	888	9.9%

Total Same Property	41,150		100.0%	95.8%	95.1%	0.7%	$1,173	$1,125	4.3%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

				"SAME PROPERTY"
CAMDEN				SEQUENTIAL QUARTER COMPARISONS
				DECEMBER 31, 2013
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q13	3Q13	Growth	4Q13	3Q13	Growth	4Q13	3Q13	Growth

D.C. Metro	$26,306	$26,456	(0.6%)	$7,792	$7,936	(1.8%)	$18,514	$18,520	0.0%
Houston, TX	14,531	14,375	1.1%	5,320	5,034	5.7%	9,211	9,341	(1.4%)
Dallas, TX	10,990	10,854	1.3%	4,312	4,525	(4.7%)	6,678	6,329	5.5%
Tampa, FL	12,458	12,410	0.4%	4,908	5,099	(3.7%)	7,550	7,311	3.3%
SE Florida	13,323	13,158	1.3%	4,643	4,789	(3.0%)	8,680	8,369	3.7%
Los Angeles/Orange County, CA	11,149	11,210	(0.5%)	3,733	3,708	0.7%	7,416	7,502	(1.1%)
Las Vegas, NV	10,265	10,314	(0.5%)	3,809	3,979	(4.3%)	6,456	6,335	1.9%
Atlanta, GA	9,872	9,726	1.5%	3,598	3,681	(2.3%)	6,274	6,045	3.8%
Orlando, FL	9,064	9,030	0.4%	3,430	3,540	(3.1%)	5,634	5,490	2.6%
Charlotte, NC	10,604	10,533	0.7%	3,483	3,519	(1.0%)	7,121	7,014	1.5%
Raleigh, NC	7,053	6,993	0.9%	2,296	2,350	(2.3%)	4,757	4,643	2.5%
Denver, CO	5,351	5,354	(0.1%)	1,537	1,604	(4.2%)	3,814	3,750	1.7%
Phoenix, AZ	3,635	3,586	1.4%	715	1,371	(47.8%)	2,920	2,215	31.8%
San Diego/Inland Empire, CA	6,196	6,089	1.8%	2,328	2,319	0.4%	3,868	3,770	2.6%
Austin, TX	5,732	5,647	1.5%	2,584	2,596	(0.5%)	3,148	3,051	3.2%
Corpus Christi, TX	2,132	2,109	1.1%	709	791	(10.4%)	1,423	1,318	8.0%

Total Same Property	$158,661	$157,844	0.5%	$55,197	$56,841	(2.9%)	$103,464	$101,003	2.4%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	4Q13	3Q13	Change	4Q13	3Q13	Change

D.C. Metro	4,947		17.9%	95.3%	95.6%	(0.3%)	$1,650	$1,655	(0.3%)
Houston, TX	3,353		8.9%	96.5%	95.6%	0.9%	1,338	1,323	1.2%
Dallas, TX	3,378		6.5%	95.9%	95.0%	0.9%	982	970	1.2%
Tampa, FL	4,118		7.3%	95.6%	95.0%	0.6%	882	877	0.6%
SE Florida	2,520		8.4%	96.4%	95.4%	1.0%	1,639	1,630	0.6%
Los Angeles/Orange County, CA	2,060		7.2%	95.8%	95.7%	0.1%	1,723	1,713	0.6%
Las Vegas, NV	3,969		6.2%	95.3%	95.0%	0.3%	764	761	0.3%
Atlanta, GA	2,894		6.1%	95.8%	94.9%	0.9%	1,020	1,005	1.5%
Orlando, FL	2,818		5.4%	96.2%	96.1%	0.1%	963	952	1.1%
Charlotte, NC	2,894		6.9%	96.6%	96.8%	(0.2%)	1,113	1,108	0.5%
Raleigh, NC	2,266		4.6%	95.9%	95.8%	0.1%	922	915	0.7%
Denver, CO	1,351		3.7%	94.2%	94.7%	(0.5%)	1,227	1,217	0.8%
Phoenix, AZ	1,084		2.8%	96.0%	92.5%	3.5%	986	987	(0.2%)
San Diego/Inland Empire, CA	1,196		3.7%	95.7%	95.0%	0.7%	1,613	1,601	0.8%
Austin, TX	1,670		3.0%	95.8%	95.2%	0.6%	1,022	1,010	1.2%
Corpus Christi, TX	632		1.4%	95.6%	96.2%	(0.6%)	976	957	2.0%

Total Same Property	41,150		100.0%	95.8%	95.4%	0.4%	$1,173	$1,166	0.6%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			DECEMBER 31, 2013
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2013	2012	Growth	2013	2012	Growth	2013	2012	Growth

D.C. Metro	$105,032	$102,762	2.2%	$31,280	$30,375	3.0%	$73,752	$72,387	1.9%
Houston, TX	56,909	51,956	9.5%	21,011	19,237	9.2%	35,898	32,719	9.7%
Dallas, TX	42,951	40,512	6.0%	17,973	17,090	5.2%	24,978	23,422	6.6%
Tampa, FL	49,149	47,203	4.1%	20,167	19,886	1.4%	28,982	27,317	6.1%
SE Florida	52,311	49,444	5.8%	18,642	17,734	5.1%	33,669	31,710	6.2%
Los Angeles/Orange County, CA	44,130	42,298	4.3%	14,659	13,892	5.5%	29,471	28,406	3.7%
Las Vegas, NV	40,550	39,949	1.5%	15,314	15,120	1.3%	25,236	24,829	1.6%
Atlanta, GA	38,336	35,807	7.1%	14,547	14,805	(1.7%)	23,789	21,002	13.3%
Orlando, FL	35,700	34,204	4.4%	13,864	13,495	2.7%	21,836	20,709	5.4%
Charlotte, NC	41,534	38,362	8.3%	13,855	13,459	2.9%	27,679	24,903	11.1%
Raleigh, NC	27,639	26,146	5.7%	9,248	9,049	2.2%	18,391	17,097	7.6%
Denver, CO	21,060	19,814	6.3%	6,243	6,140	1.7%	14,817	13,674	8.4%
Phoenix, AZ	14,384	13,732	4.7%	4,685	5,053	(7.3%)	9,699	8,679	11.8%
San Diego/Inland Empire, CA	24,095	23,258	3.6%	9,386	9,151	2.6%	14,709	14,107	4.3%
Austin, TX	22,364	21,189	5.5%	10,299	9,939	3.6%	12,065	11,250	7.2%
Corpus Christi, TX	8,285	7,619	8.7%	3,016	2,966	1.7%	5,269	4,653	13.2%

Total Same Property	$624,429	$594,255	5.1%	$224,189	$217,391	3.1%	$400,240	$376,864	6.2%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2013	2012	Change	2013	2012	Change

D.C. Metro	4,947		18.4%	95.5%	95.5%	0.0%	$1,647	$1,614	2.0%
Houston, TX	3,353		9.0%	96.3%	96.7%	(0.4%)	1,305	1,189	9.7%
Dallas, TX	3,378		6.2%	95.4%	95.4%	0.0%	960	898	6.8%
Tampa, FL	4,118		7.3%	95.3%	94.9%	0.4%	870	837	3.9%
SE Florida	2,520		8.4%	95.4%	95.3%	0.1%	1,620	1,534	5.6%
Los Angeles/Orange County, CA	2,060		7.4%	95.7%	95.7%	0.0%	1,697	1,627	4.3%
Las Vegas, NV	3,969		6.3%	94.6%	93.7%	0.9%	758	758	0.1%
Atlanta, GA	2,894		5.9%	95.3%	95.3%	0.0%	989	924	7.1%
Orlando, FL	2,818		5.5%	95.9%	95.4%	0.5%	947	912	3.8%
Charlotte, NC	2,894		6.9%	96.5%	96.2%	0.3%	1,091	1,007	8.3%
Raleigh, NC	2,266		4.6%	95.3%	95.4%	(0.1%)	905	859	5.3%
Denver, CO	1,351		3.7%	94.7%	95.2%	(0.5%)	1,195	1,105	8.2%
Phoenix, AZ	1,084		2.4%	93.6%	93.7%	(0.1%)	987	938	5.3%
San Diego/Inland Empire, CA	1,196		3.7%	94.7%	93.8%	0.9%	1,587	1,543	2.8%
Austin, TX	1,670		3.0%	95.0%	95.3%	(0.3%)	1,000	938	6.6%
Corpus Christi, TX	632		1.3%	95.9%	95.6%	0.3%	940	860	9.3%

Total Same Property	41,150		100.0%	95.4%	95.3%	0.1%	$1,155	$1,099	5.1%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.
(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY" OPERATING EXPENSE
CAMDEN			DETAIL AND COMPARISONS
			DECEMBER 31, 2013
			(In thousands)

(Unaudited)					% of Actual
					4Q13 Operating
Quarterly Comparison (a)	4Q13	4Q12	$ Change	% Change	Expenses

Property taxes	$16,086	$14,951	$1,135	7.6%	29.1%
Salaries and Benefits for On-site Employees	$13,006	$13,992	(986)	(7.0%)	23.6%
Utilities	$12,039	$11,791	248	2.1%	21.8%
Repairs and Maintenance	$7,591	$7,699	(108)	(1.4%)	13.8%
Property Insurance	$3,109	$2,343	766	32.7%	5.6%
Other	$3,366	$3,405	(39)	(1.1%)	6.1%

Total Same Property	$55,197	$54,181	$1,016	1.9%	100.0%

					% of Actual
					4Q13 Operating
Sequential Comparison (a)	4Q13	3Q13	$ Change	% Change	Expenses

Property taxes	$16,086	$16,511	($425)	(2.6%)	29.1%
Salaries and Benefits for On-site Employees	13,006	$13,402	(396)	(3.0%)	23.6%
Utilities	12,039	$12,701	(662)	(5.2%)	21.8%
Repairs and Maintenance	7,591	$8,150	(559)	(6.9%)	13.8%
Property Insurance	3,109	$2,669	440	16.5%	5.6%
Other	3,366	$3,408	(42)	(1.2%)	6.1%

Total Same Property	$55,197	$56,841	($1,644)	(2.9%)	100.0%

					% of Actual
					2013 Operating
Year to Date Comparison (a)	2013	2012	$ Change	% Change	Expenses

Property taxes	$66,384	$59,852	$6,532	10.9%	29.6%
Salaries and Benefits for On-site Employees	$52,082	52,760	(678)	(1.3%)	23.2%
Utilities	$48,394	48,575	(181)	(0.4%)	21.6%
Repairs and Maintenance	$31,053	32,355	(1,302)	(4.0%)	13.9%
Property Insurance	$12,769	10,274	2,495	24.3%	5.7%
Other	$13,507	13,575	(68)	(0.5%)	6.0%

Total Same Property	$224,189	$217,391	$6,798	3.1%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2012, excluding properties held for sale.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
OPERATING DATA (a)	2013	2012		2013	2012
Property Revenues
Rental revenues	$4,956	$6,485		$20,834	$27,473
Other property revenues	736	963		3,009	4,120
Total property revenues	5,692	7,448		23,843	31,593

Property Expenses
Property operating and maintenance	1,429	2,202		6,493	9,399
Real estate taxes	845	881		3,522	3,889
Total property expenses	2,274	3,083		10,015	13,288

Net Operating Income (NOI)	3,418	4,365		13,828	18,305

Other expenses
Interest	1,019	1,533		4,379	7,126
Depreciation and amortization	1,435	1,760		5,754	8,049
Other	102	126		227	373
Total other expenses	2,556	3,419		10,360	15,548

Promoted equity interests	100	-		5,120	-
Gain on sale of properties, net	3,245	14,543		16,277	17,418

Equity in income of joint ventures	$4,207	$15,489		$24,865	$20,175

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2013	2013	2013	2013	2012
BALANCE SHEET DATA (b)
Land	$110,496	$113,473	$110,549	$126,010	$125,707
Buildings and improvements	695,290	722,921	705,450	828,505	823,820
	805,786	836,394	815,999	954,515	949,527
Accumulated depreciation	(61,493)	(58,588)	(51,587)	(143,212)	(135,146)
Real estate assets, net	744,293	777,806	764,412	811,303	814,381
Properties under development and land	25,999	35,562	42,778	91,821	83,573
Cash and other assets, net	19,882	13,226	21,077	14,646	19,830
Total assets	$790,174	$826,594	$828,267	$917,770	$917,784

Notes payable	$530,701	$563,191	$555,406	$724,775	$712,707
Other liabilities	29,856	28,498	29,848	27,461	39,911
Total liabilities	560,557	591,689	585,254	752,236	752,618

Members' equity	229,617	234,905	243,013	165,534	165,166
Total liabilities and members' equity	$790,174	$826,594	$828,267	$917,770	$917,784

Camden's equity investment	$42,155	$43,338	$44,630	$45,260	$45,092
Distributions in excess of investment in joint ventures	$-	$-	$-	($9,718)	($9,509)

Camden's pro-rata share of debt	$106,140	$112,638	$111,081	$144,955	$142,541

PROPERTY DATA (end of period)
Total operating properties	22	24	23	37	37
Total operating apartment homes	7,270	7,870	7,594	10,692	10,692
Pro rata share of operating apartment homes	1,454	1,574	1,519	2,138	2,138
Total development properties	2	2	3	2	2
Total development apartment homes	566	566	842	576	576
Pro rata share of development apartment homes	113	113	168	115	115

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN						CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2013 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 01/26/2014
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
1.	Camden NOMA	320	$110.0	$98.6	$66.9	4Q11	4Q13	2Q14	2Q15	10%	8%
	Washington, DC
2.	Camden Lamar Heights	314	47.0	27.5	27.5	2Q12	1Q14	2Q14	3Q15
	Austin, TX
3.	Camden Flatirons	424	78.0	46.2	46.2	3Q12	2Q14	4Q14	4Q16
	Denver, CO
4.	Camden Glendale	303	115.0	52.3	52.3	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
5.	Camden Boca Raton	261	54.0	26.0	26.0	4Q12	3Q14	4Q14	1Q16
	Boca Raton, FL
6.	Camden Paces	379	110.0	46.7	46.7	4Q12	3Q14	2Q15	2Q17
	Atlanta, GA
7.	Camden La Frontera	300	36.0	9.3	9.3	2Q13	2Q14	1Q15	4Q15
	Round Rock, TX
8.	Camden Foothills	220	50.0	17.5	17.5	3Q13	4Q14	2Q15	3Q15
	Scottsdale, AZ
9.	Camden Hayden	234	48.0	13.2	13.2	3Q13	4Q14	2Q15	3Q15
	Tempe, AZ
10.	Camden Gallery	323	58.0	14.0	14.0	3Q13	1Q15	4Q15	2Q16
	Charlotte, NC
11.	The Camden (a)	287	145.0	30.7	30.7	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
12.	Camden Victory Park	423	82.0	17.7	17.7	4Q13	3Q15	1Q16	1Q18
	Dallas, TX
13.	Camden Miramar Phase IXB	75	8.0	0.1	0.1	4Q13	3Q14	3Q14	3Q14
	Corpus Christi, TX

Total Development Communities		3,863	$941.0	$399.8	$368.1

Additional Development Pipeline & Land (b)					104.5

Total Properties Under Development and Land (per Balance Sheet)					$472.6

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 01/26/2014
Joint Venture Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden South Capitol	276	$88.0	$77.4		2Q11	2Q13	3Q13	3Q14	64%	61%
	Washington, DC

Total Joint Venture Completed Communities in Lease-Up		276	$88.0	$77.4						64%	61%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 01/26/2014
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Waterford Lakes	300	$40.0	$34.7	$11.1	4Q12	4Q13	3Q14	4Q15	41%	37%
	Orlando, FL
2.	Camden Southline	266	48.0	12.9	12.9	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture Development Communities		566	$88.0	$47.6	$24.0

(a) Formerly known as Camden Hollywood.
(b) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2013 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden Chandler	380	$75.0	$6.5
	Chandler, AZ
2.	Camden Atlantic	286	62.0	11.1
	Plantation, FL
3.	Camden Lincoln Station	275	48.0	5.8
	Denver, CO
4.	Camden McGowen Station	251	40.0	8.0
	Houston, TX
5.	Camden Buckhead	390	70.0	18.9
	Atlanta, GA

Development Pipeline		1,582	$295.0	$50.3

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$19.8
	Dallas, TX	7.2		8.6
	Houston, TX	11.5		6.5
	Atlanta, GA	3.0		5.3
	Las Vegas, NV	19.6		4.2
	Other	4.8		9.8

Land Holdings		47.0		$54.2

Total Development Pipeline and Land				$104.5

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2013 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Acquisitions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Post Oak	Houston, TX	356	2003	04/10/13
2.	Camden Sotelo	Tempe, AZ	170	2008/2012	09/11/13
3.	Camden Vantage	Atlanta, GA	592	2010	09/18/13

Total/Average Acquisitions		$225.0	1,118 Apartment Homes	2008

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Live Oaks	Tampa, FL	770	1990	01/17/13
2.	Camden Reserve	Orlando, FL	526	1990/1991	04/10/13
3.	Camden Centennial	Littleton, CO	276	1985	09/30/13
4.	Camden Pinnacle	Westminster, CO	224	1985	09/30/13
5.	Camden Gardens	Dallas, TX	256	1983	10/23/13
6.	Camden Springs	Dallas, TX	304	1987	10/30/13
7.	Camden Fountain Palms	Peoria, AZ	192	1986/1996	11/21/13
8.	Camden Sierra	Peoria, AZ	288	1997	11/21/13
9.	Camden Towne Center	Glendale, AZ	240	1998	11/21/13
10.	Camden Bay Pointe	Tampa, FL	368	1984	11/26/13
11.	Camden Citrus Park	Tampa, FL	247	1985	11/26/13
12.	Camden Habersham	Charlotte, NC	240	1986	11/26/13

Total/Average Dispositions		$329.3	3,931 Apartment Homes	1988

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Tract	Atlanta, GA	2.0	N/A	01/15/13
2.	Andrau Tract	Houston, TX	1.7	N/A	02/15/13

Total/Average Land Dispositions		$6.6	3.7 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Oasis Bay	Las Vegas, NV	128	1990	05/23/13
2.	Oasis Crossings	Las Vegas, NV	72	1996	05/23/13
3.	Oasis Emerald	Las Vegas, NV	132	1988	05/23/13
4.	Oasis Gateway	Las Vegas, NV	360	1997	05/23/13
5.	Oasis Island	Las Vegas, NV	118	1990	05/23/13
6.	Oasis Landing	Las Vegas, NV	144	1990	05/23/13
7.	Oasis Meadows	Las Vegas, NV	383	1996	05/23/13
8.	Oasis Palms	Las Vegas, NV	208	1989	05/23/13
9.	Oasis Pearl	Las Vegas, NV	90	1989	05/23/13
10.	Oasis Place	Las Vegas, NV	240	1992	05/23/13
11.	Oasis Ridge	Las Vegas, NV	477	1984	05/23/13
12.	Oasis Sierra	Las Vegas, NV	208	1998	05/23/13
13.	Oasis Springs	Las Vegas, NV	304	1988	05/23/13
14.	Oasis Vinings	Las Vegas, NV	234	1994	05/23/13
15.	Camden Westover Hills	San Antonio, TX	288	2010	12/18/13
16.	Camden Lakemont	Richmond, TX	312	2007	12/20/13

Total/Average Joint Venture Dispositions		$268.9	3,698 Apartment Homes	1994
Pro Rata Joint Venture Dispositions		$53.8

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2013:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2014	$3,106	$32,247	$-	$35,353	1.4%	3.2%
2015	1,979	-	250,000	251,979	10.0%	5.1%
2016	2,201	-	-	2,201	0.1%	N/A
2017	2,419	-	246,750	249,169	9.8%	5.7%
2018	2,620	175,000	-	177,620	7.0%	0.9%
Thereafter	70,337	644,107	1,100,000	1,814,444	71.7%	4.5%
Total Maturing Debt	$82,662	$851,354	$1,596,750	$2,530,766	100.0%	4.4%

Unsecured Line of Credit	-	-	-	-	0.0%	N/A
Other Short Term Borrowings	-	-	-	-	0.0%	N/A
Total Debt	$82,662	$851,354	$1,596,750	$2,530,766	100.0%	4.4%

Weighted Average Maturity of Debt		6.9 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$211,284	8.3%	1.0%	6.4 Years
Fixed rate debt	2,319,482	91.7%	4.7%	7.0 Years
Total	$2,530,766	100.0%	4.4%	6.9 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,588,798	62.8%	4.5%	6.9 Years
Secured debt	941,968	37.2%	4.2%	6.9 Years
Total	$2,530,766	100.0%	4.4%	6.9 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$730,684	77.6%	5.1%	7.1 Years
Conventional variable-rate mortgage debt	175,000	18.5%	0.9%	4.8 Years
Tax exempt variable rate debt	36,284	3.9%	1.3%	14.5 Years
Total	$941,968	100.0%	4.2%	6.9 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	4Q13 NOI	% of Total
Unencumbered real estate assets	43,504	77.0%	$5,489,641	77.6%	$100,323	74.9%
Encumbered real estate assets	12,988	23.0%	1,582,540	22.4%	33,604	25.1%
Total	56,492	100.0%	$7,072,181	100.0%	$133,927	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.5 times

(a) Includes all available extension options.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2014 AND 2015:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
1Q 2014	$844	$-	$-	$844	N/A
2Q 2014	839	-	-	839	N/A
3Q 2014	842	32,247	-	33,089	3.2%
4Q 2014	581	-	-	581	N/A
2014	$3,106	$32,247	$-	$35,353	3.2%

1Q 2015	$460	$-	$-	$460	N/A
2Q 2015	470	-	250,000	250,470	5.1%
3Q 2015	519	-	-	519	N/A
4Q 2015	530	-	-	530	N/A
2015	$1,979	$-	$250,000	$251,979	5.1%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	30%	Yes

Secured Debt to Gross Asset Value	≤	35%	11%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	378%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	23%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	35%	Yes

Total Secured Debt to Total Asset Value	≤	40%	13%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	353%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	414%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2013:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year (a)	Amortization	Maturities	Total	% of Total	Maturing Debt
2014	$1,651	$-	$1,651	1.6%	N/A
2015	1,880	-	1,880	1.8%	N/A
2016	1,833	37,041	38,874	36.6%	3.3%
2017	1,116	27,563	28,679	27.0%	3.2%
2018	440	25,964	26,404	24.9%	4.4%
Thereafter	313	8,014	8,327	7.8%	4.4%
Total Maturing Debt	$7,233	$98,582	$105,815	99.7%	3.6%

Subscription lines of credit (b)	-	325	325	0.3%	1.5%
Total Debt	$7,233	$98,907	$106,140	100.0%	3.6%

Weighted Average Maturity of Debt		3.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$21,926	20.7%	2.2%	3.1 Years
Fixed rate debt		84,214	79.3%	4.0%	3.7 Years
Total		$106,140	100.0%	3.6%	3.6 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$84,214	79.4%	4.0%	3.7 Years
Conventional variable-rate mortgage debt		4,256	4.0%	2.1%	2.5 Years
Variable-rate construction loans		17,345	16.3%	2.3%	3.3 Years
Subscription lines of credit		325	0.3%	1.5%	1.0 Years
Total		$106,140	100.0%	3.6%	3.6 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,270	$805,786
Properties under development and land		566	25,999
Total		7,836	$831,785

(a) Includes all available extension options.
(b) As of December 31, 2013 these borrowings were drawn under the subscription lines of credit with $8.8 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2014 and 2015:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
1Q 2014	$380	$-	$380	N/A
2Q 2014	417	-	417	N/A
3Q 2014	422	-	422	N/A
4Q 2014 (b)	432	325	757	1.5%
2014	$1,651	$325	$1,976	1.5%

1Q 2015	$453	$-	$453	N/A
2Q 2015	447	-	447	N/A
3Q 2015	484	-	484	N/A
4Q 2015	496	-	496	N/A
2015	$1,880	$-	$1,880	N/A

(a) Includes all available extension options.
(b) 4Q 2014 maturities includes subscription lines of credit with $0.3M (Camden's pro-rata share) outstanding as of December 31, 2013.
The lines of credit have $8.8 million in total capacity.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
		(In thousands, except unit data)

(Unaudited)
		Fourth Quarter 2013 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.4 years	$2,842	$53	$610	$12
	Appliances	9.6 years	961	18	207	4
	Painting	-	-	0	1,482	28
	Cabinetry/Countertops	10.0 years	473	9	-	-
	Other	9.1 years	1,329	25	602	11
	Exteriors
	Painting	5.0 years	2,659	50	-	-
	Carpentry	10.0 years	163	3	-	-
	Landscaping	5.6 years	987	18	2,510	47
	Roofing	20.0 years	1,832	34	116	2
	Site Drainage	10.0 years	161	3	-	-
	Fencing/Stair	10.0 years	482	9	-	-
	Other (c)	8.4 years	3,626	67	3,240	60
	Common Areas
	Mech., Elec., Plumbing	9.6 years	1,616	30	927	17
	Parking/Paving	5.0 years	495	9	-	-
	Pool/Exercise/Facility	8.3 years	3,194	59	338	6

	Total		$20,820	$387	$10,032	$187

	Weighted Average Apartment Homes			53,785		53,785

	Revenue Enhancing Expenditures (d)	10.0 years	$25,706	$15,421

	Revenue Enhanced Apartment Homes			1,667

		Year to Date 2013 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.4 years	$11,392	$210	$2,543	$47
	Appliances	9.6 years	4,750	88	849	16
	Painting	-	-	-	5,920	109
	Cabinetry/Countertops	10.0 years	1,739	32	-	-
	Other	9.1 years	5,762	106	2,047	38
	Exteriors
	Painting	5.0 years	7,139	132	-	-
	Carpentry	10.0 years	1,819	34	-	-
	Landscaping	5.6 years	2,305	43	11,360	209
	Roofing	20.0 years	4,228	78	321	6
	Site Drainage	10.0 years	401	7	-	-
	Fencing/Stair	10.0 years	1,273	24	-	-
	Other (c)	8.4 years	9,614	177	12,015	222
	Common Areas
	Mech., Elec., Plumbing	9.6 years	5,698	105	4,513	83
	Parking/Paving	5.0 years	1,188	22	-	-
	Pool/Exercise/Facility	8.3 years	9,722	179	1,508	28

	Total		$67,030	$1,237	$41,076	$758

	Weighted Average Apartment Homes			54,200		54,200

	Revenue Enhancing Expenditures (d)	10.0 years	$85,526	$10,792

	Revenue Enhanced Apartment Homes			7,925

(a)
Includes discontinued operations. Capitalized expenditures for discontinued operations were $329 and $3,498 for the three and twelve months ended December 31, 2013, respectively. Total maintenance expenses for discontinued operations were $230 and $1,818 for the same periods, respectively.

(b)	Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2013.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d)
Represents capital expenditures for the three and twelve months ended December 31, 2013 spent on apartment unit renovations (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2014 Financial Outlook
	as of January 30, 2014

(Unaudited)

2013 Reported FFO, Adjusted for Non-Routine Items and Year End Shares Outstanding
($'s and shares in thousands)
	Total	Per Share
2013 Reported FFO	$368,321	$4.11
Adjustments for 2013 non-routine items:
Less: Promoted equity interests	(5,120)	(0.06)
Less: Non-recurring fee income	(1,000)	(0.01)
Less: Gain on sale of properties, including land	(698)	(0.01)

2013 FFO adjusted for non-routine items	$361,503	$4.04

2013 Fully Diluted Weighted Average Shares Outstanding - FFO		89,580

December 31, 2013 Fully Diluted Weighted Average Shares Outstanding - FFO		89,750

2013 FFO Adjusted for Non-Routine Items and December 31, 2013 Fully Diluted Shares Outstanding - FFO		$4.03

2014 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted		$4.10 - $4.30

"Same Property" Communities
Number of Units		47,915
2013 Base Net Operating Income		$461 million
Total Revenue Growth		3.50% - 4.50%
Total Expense Growth		3.25% - 4.25%
Net Operating Income Growth		3.25% - 5.25%
Impact from 1.0% change in NOI Growth is approximately $0.051 / share

Impact from 2014 Revenue Enhancing Repositions included in Same Store Net Operating Income Guidance (a)		0.50%

Physical Occupancy		95%

Capitalized Expenditures
Recurring		$56 - $60 million
Revenue Enhancing Repositions (a)		$55 - $75 million

Acquisitions/Dispositions
Disposition Volume (consolidated on balance sheet)		$250 - $350 million
Disposition Volume (joint venture)		$100 - $450 million
Acquisition Volume (consolidated on balance sheet)		$50 - $150 million

Development
Development Starts (consolidated on balance sheet)		$150 - $300 million
Development Spend (consolidated on balance sheet)		$450 - $550 million

Non-Property Income
Non-Property Income, Net		$3 - $5 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and administrative expense (b)		$39 - $41 million
Property management expense		$22 - $24 million

Capital
Expected Capital Transactions		$250 - $350 million
Expensed Interest		$91 - $95 million
Capitalized Interest		$21 - $23 million

(a) Capital expenditures that improve a community's competitive position, typically kitchen and bath upgrades or other new amenities.
(b) Excludes any third party acquisition costs.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income attributable to common shareholders	$129,996	$142,166	$336,364	$283,390
Real estate depreciation from continuing operations	54,520	49,454	209,474	190,238
Real estate depreciation and amortization from discontinued operations	199	2,893	5,255	15,199
Adjustments for unconsolidated joint ventures	1,422	1,741	5,738	7,939
Income allocated to non-controlling interests	5,123	3,971	9,927	6,475
(Gain) on sale of unconsolidated joint venture properties	(3,245)	(14,543)	(16,277)	(17,418)
(Gain) on acquisition of controlling interest in joint ventures	-	(17,227)	-	(57,418)
(Gain) on sale of discontinued operations, net of tax	(91,101)	(82,527)	(182,160)	(115,068)
Funds from operations - diluted	$96,914	$85,928	$368,321	$313,337

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	88,686	88,020	88,494	85,556
FFO diluted	89,772	88,991	89,580	86,619

Net income attributable to common shareholders - diluted	$1.46	$1.60	$3.78	$3.30
FFO per common share - diluted	$1.08	$0.97	$4.11	$3.62

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q14 Range		2014 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.37	$0.41	$1.44	$1.64
Expected real estate depreciation	0.62	0.62	2.56	2.56
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.05	0.05
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.02	$1.06	$4.10	$4.30

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income attributable to common shareholders	$129,996	$142,166	$336,364	$283,390
Less: Fee and asset management income	(2,873)	(2,773)	(11,690)	(12,345)
Less: Interest and other (income) loss	(41)	(40)	(1,217)	710
Less: Income on deferred compensation plans	(3,078)	(952)	(8,290)	(4,772)
Plus: Property management expense	5,196	6,152	21,774	21,796
Plus: Fee and asset management expense	1,288	1,580	5,756	6,631
Plus: General and administrative expense	9,209	9,816	40,586	37,528
Plus: Interest expense	24,162	25,487	98,129	104,246
Plus: Depreciation and amortization	55,878	50,556	214,395	194,673
Plus: Amortization of deferred financing costs	859	887	3,548	3,608
Plus: Expense on deferred compensation plans	3,078	952	8,290	4,772
Less: Gain on sale of land	-	-	(698)	-
Less: Gain on acquisition of controlling interests in joint ventures	-	(17,227)	-	(57,418)
Less: Equity in income of joint ventures	(4,207)	(15,489)	(24,865)	(20,175)
Plus: Income tax expense - current	239	216	1,826	1,208
Less: Income from discontinued operations	(1,290)	(4,526)	(8,515)	(17,406)
Less: Gain on sale of discontinued operations, net of tax	(91,101)	(82,527)	(182,160)	(115,068)
Plus: Income allocated to non-controlling interests from continuing operations	1,128	1,811	4,022	4,459
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	3,995	2,169	5,905	3,200
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Net Operating Income (NOI)	$132,438	$118,258	$503,160	$441,888

"Same Property" Communities	$103,464	$97,196	$400,240	$376,864
Non-"Same Property" Communities	28,154	20,488	99,983	62,089
Development and Lease-Up Communities	(15)	(17)	(15)	(17)
Other	835	591	2,952	2,952
Net Operating Income (NOI)	$132,438	$118,258	$503,160	$441,888

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income attributable to common shareholders	$129,996	$142,166	$336,364	$283,390
Plus: Interest expense	24,162	25,487	98,129	104,246
Plus: Amortization of deferred financing costs	859	887	3,548	3,608
Plus: Depreciation and amortization	55,878	50,556	214,395	194,673
Plus: Income allocated to perpetual preferred units	-	-	-	776
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	-	2,075
Plus: Income allocated to non-controlling interests from continuing operations	1,128	1,811	4,022	4,459
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	3,995	2,169	5,905	3,200
Plus: Interest expense from discontinued operations	-	-	-	36
Plus: Income tax expense - current	239	216	1,826	1,208
Plus: Real estate depreciation and amortization from discontinued operations	199	2,893	5,255	15,199
Less: Gain on acquisition of controlling interests in joint ventures	-	(17,227)	-	(57,418)
Less: Gain on sale of land	-	-	(698)	-
Less: Equity in income of joint ventures	(4,207)	(15,489)	(24,865)	(20,175)
Less: Gain on sale of discontinued operations, net of tax	(91,101)	(82,527)	(182,160)	(115,068)
EBITDA	$121,148	$110,942	$461,721	$420,209

CAMDEN		OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Standard & Poor's	BBB+	Stable
	Fitch	BBB+	Stable

Estimated Future Dates:		Q1 '14	Q2 '14	Q3 '14	Q4 '14
Earnings release & conference call		Early May	Late July	Early Nov	Early Feb

Dividend Information - Common Shares:		Q1 '13	Q2 '13	Q3 '13	Q4 '13	Q1 '14
Declaration Date		01/31/13	06/14/13	09/16/13	12/03/13	01/30/14
Record Date		03/28/13	06/28/13	09/30/13	12/17/13	03/31/14
Payment Date		04/17/13	07/17/13	10/17/13	01/17/14	04/17/14
Distributions Per Share		$0.63	$0.63	$0.63	$0.63	$0.66

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN		COMMUNITY TABLE
		Community Statistics as of 12/31/13

(Unaudited)							4Q13 Avg
			Year Placed	Average	Apartment	4Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	97%	$934	$1.19
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,009	0.95
Camden Montierra	Scottsdale	AZ	1999	1,071	249	94%	1,175	1.10
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	891	0.96
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,013	1.03
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,009	0.97
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	92%	1,479	1.14
TOTAL ARIZONA	7	Properties		1,007	2,095	96%	1,040	1.03

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	1,707	1.69
Camden Harbor View	Long Beach	CA	2004	975	538	95%	2,066	2.12
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	1,876	1.86
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,438	1.81
Camden Parkside	Fullerton	CA	1972	836	421	95%	1,304	1.56
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,591	1.79
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,652	1.83

Camden Landmark	Ontario	CA	2006	982	469	96%	1,349	1.37
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,682	1.62
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,561	1.62
Camden Tuscany	San Diego	CA	2003	896	160	97%	2,169	2.42
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	1,268	1.20
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,539	1.55

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,607	1.71

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,220	1.38
Camden Caley	Englewood	CO	2000	925	218	96%	1,121	1.21
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,288	1.27
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	90%	1,360	1.18
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,303	1.29
Camden Lakeway	Littleton	CO	1997	932	451	94%	1,119	1.20
TOTAL COLORADO	6	Properties		991	1,941	95%	1,236	1.25

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	94%	1,512	1.42
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,357	1.29
Camden College Park	College Park	MD	2008	942	508	95%	1,582	1.68
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,635	1.67
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,686	1.60
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,734	1.86
Camden Fallsgrove	Rockville	MD	2004	996	268	94%	1,704	1.71
Camden Grand Parc	Washington	DC	2002	674	105	94%	2,437	3.63
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,464	1.46
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,612	1.57
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,527	1.78
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,040	2.44
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,527	2.95
Camden Russett	Laurel	MD	2000	992	426	94%	1,413	1.42
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,481	1.52
Camden South Capitol (1)(2)	Washington	DC	2013	821	276	Lease-up	2,260	2.75
Camden Summerfield	Landover	MD	2008	957	291	94%	1,574	1.65
Camden Summerfield II	Landover	MD	2012	936	187	92%	1,593	1.70
TOTAL DC METRO	18	Properties		956	6,083	95%	1,672	1.75

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,677	1.51
Camden Brickell	Miami	FL	2003	937	405	97%	1,809	1.93
Camden Doral	Miami	FL	1999	1,120	260	96%	1,619	1.44
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,743	1.39
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,868	1.79
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,379	1.15
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,429	1.29
Total Southeast Florida	7	Properties		1,103	2,520	96%	1,639	1.49

Camden Club	Longwood	FL	1986	1,077	436	97%	924	0.86
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	1,078	1.00
Camden Lago Vista	Orlando	FL	2005	955	366	96%	945	0.99
Camden LaVina	Orlando	FL	2012	970	420	94%	1,107	1.14
Camden Lee Vista	Orlando	FL	2000	937	492	97%	912	0.97
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,157	1.42
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	858	0.95
Camden Town Square	Orlando	FL	2012	986	438	94%	1,135	1.15
Camden World Gateway	Orlando	FL	2000	979	408	95%	1,024	1.05
Total Orlando	9	Properties		965	3,676	96%	1,000	1.04

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 12/31/13

(Unaudited)							4Q13 Avg
			Year Placed	Average	Apartment	4Q13 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	96%	$921	$0.98
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	819	1.09
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	770	1.05
Camden Lakeside	Brandon	FL	1986	729	228	95%	774	1.06
Camden Montague	Tampa	FL	2012	975	192	95%	1,154	1.18
Camden Preserve	Tampa	FL	1996	942	276	92%	1,144	1.22
Camden Providence Lakes	Brandon	FL	1996	1,024	260	95%	924	0.90
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	970	0.95
Camden Visconti (1)	Tampa	FL	2007	1,125	450	96%	1,155	1.03
Camden Westchase Park	Tampa	FL	2012	993	348	95%	1,240	1.25
Camden Westshore	Tampa	FL	1986	728	278	97%	895	1.23
Camden Woods	Tampa	FL	1986	1,223	444	96%	898	0.73
Total Tampa/St. Petersburg	12	Properties		916	5,108	96%	941	1.03

TOTAL FLORIDA	28	Properties		974	11,304	96%	1,116	1.15

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,113	1.21
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,023	1.03
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,107	0.93
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,033	1.03
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,145	1.22
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,022	0.99
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	95%	1,341	1.32
Camden River	Duluth	GA	1997	1,103	352	97%	940	0.85
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	960	0.84
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,056	1.06
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	785	0.78
Camden Vantage	Atlanta	GA	2010	901	592	94%	1,112	1.23
TOTAL GEORGIA	12	Properties		1,008	3,943	96%	1,053	1.04

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	93%	720	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	93%	731	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	95%	868	0.88
Camden Commons	Henderson	NV	1988	936	376	96%	760	0.81
Camden Cove	Las Vegas	NV	1990	898	124	96%	728	0.81
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	919	0.93
Camden Fairways	Henderson	NV	1989	896	320	97%	874	0.98
Camden Hills	Las Vegas	NV	1991	439	184	94%	491	1.12
Camden Legends	Henderson	NV	1994	792	113	98%	820	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	95%	720	0.80
Camden Pines	Las Vegas	NV	1997	982	315	95%	792	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	95%	736	0.75
Camden Summit	Henderson	NV	1995	1,187	234	94%	1,104	0.93
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	858	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	95%	699	0.71
TOTAL NEVADA	15	Properties		938	4,918	95%	790	0.84

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,127	1.08
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,362	1.51
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,338	1.56
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,030	0.99
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	892	0.95
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,497	1.41
Camden Pinehurst	Charlotte	NC	1967	1,147	407	97%	903	0.79
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	967	0.99
Camden Simsbury	Charlotte	NC	1985	874	100	97%	1,009	1.16
Camden South End Square	Charlotte	NC	2003	882	299	96%	1,238	1.40
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,139	1.04
Camden Touchstone	Charlotte	NC	1986	899	132	99%	852	0.95
Total Charlotte	12	Properties		1,003	2,894	97%	1,113	1.11

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	96%	1,041	1.03
Camden Crest	Raleigh	NC	2001	1,013	438	98%	866	0.86
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	950	0.91
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	923	0.87
Camden Manor Park	Raleigh	NC	2006	966	484	97%	947	0.98
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,051	0.99
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	814	0.84
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	876	0.85
Total Raleigh	8	Properties		1,016	3,054	96%	927	0.91

TOTAL NORTH CAROLINA	20	Properties		1,010	5,948	96%	1,018	1.01

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 12/31/13

(Unaudited)								4Q13 Avg
				Year Placed	Average	Apartment	4Q13 Avg	Monthly Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Camden Amber Oaks (1)	Austin	TX	2009	862	348	96%	$925	$1.07
	Camden Amber Oaks II (1)	Austin	TX	2012	910	244	96%	1,024	1.13
	Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	98%	936	1.06
	Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,076	1.18
	Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,229	1.29
	Camden Huntingdon	Austin	TX	1995	903	398	97%	893	0.99
	Camden Ridgecrest	Austin	TX	1995	855	284	95%	813	0.95
	Camden Shadow Brook (1)	Austin	TX	2009	909	496	97%	963	1.06
	Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,068	1.18
	Total Austin	9	Properties		901	3,030	96%	994	1.10

	Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,145	1.32
	Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	835	1.08
	Camden Miramar (3)	Corpus Christi	TX	1994-2013	492	930	98%	1,049	2.14
	Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	94%	1,253	1.19
	Total Corpus Christi	4	Properties		687	1,832	95%	1,054	1.54

	Camden Addison	Addison	TX	1996	942	456	95%	956	1.01
	Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,352	1.43
	Camden Buckingham	Richardson	TX	1997	919	464	96%	994	1.08
	Camden Centreport	Ft. Worth	TX	1997	911	268	95%	921	1.01
	Camden Cimarron	Irving	TX	1992	772	286	96%	953	1.23
	Camden Design District (1)	Dallas	TX	2009	939	355	96%	1,255	1.34
	Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,098	1.18
	Camden Glen Lakes	Dallas	TX	1979	877	424	95%	894	1.02
	Camden Henderson	Dallas	TX	2012	967	106	96%	1,466	1.52
	Camden Legacy Creek	Plano	TX	1995	831	240	97%	979	1.18
	Camden Legacy Park	Plano	TX	1996	871	276	96%	1,012	1.16
	Camden Panther Creek (1)	Frisco	TX	2009	946	295	95%	1,068	1.13
	Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,259	1.28
	Camden Valley Park	Irving	TX	1986	743	516	98%	872	1.17
	Total Dallas/Ft. Worth	14	Properties		902	5,667	96%	1,071	1.19

	Camden City Centre	Houston	TX	2007	932	379	96%	1,561	1.67
	Camden City Centre II	Houston	TX	2013	868	268	96%	1,619	1.86
	Camden Cypress Creek (1)	Cypress	TX	2009	993	310	96%	1,193	1.20
	Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	96%	1,203	1.12
	Camden Grand Harbor (1)	Katy	TX	2008	959	300	96%	1,102	1.15
	Camden Greenway	Houston	TX	1999	861	756	96%	1,342	1.56
	Camden Heights (1)	Houston	TX	2004	927	352	97%	1,469	1.58
	Camden Holly Springs	Houston	TX	1999	934	548	94%	1,145	1.23
	Camden Midtown	Houston	TX	1999	844	337	96%	1,651	1.96
	Camden Northpointe (1)	Tomball	TX	2008	940	384	96%	1,025	1.09
	Camden Oak Crest	Houston	TX	2003	870	364	97%	998	1.15
	Camden Park	Houston	TX	1995	866	288	97%	953	1.10
	Camden Piney Point (1)	Houston	TX	2004	919	318	97%	1,204	1.31
	Camden Plaza	Houston	TX	2007	915	271	97%	1,512	1.65
	Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,526	2.11
	Camden Royal Oaks	Houston	TX	2006	923	236	99%	1,192	1.29
	Camden Royal Oaks II	Houston	TX	2012	1,054	104	100%	1,356	1.29
	Camden Spring Creek (1)	Spring	TX	2004	1,080	304	97%	1,096	1.02
	Camden Stonebridge	Houston	TX	1993	845	204	97%	1,010	1.19
	Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,004	1.09
	Camden Travis Street	Houston	TX	2010	819	253	97%	1,588	1.94
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,362	1.58
	Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,168	1.25
	Camden Woodson Park (1)	Houston	TX	2008	916	248	96%	1,048	1.14
	Camden Yorktown (1)	Houston	TX	2008	995	306	97%	1,098	1.10
	Total Houston	25	Properties		930	8,752	96%	1,305	1.40

	Camden Braun Station (1)	San Antonio	TX	2006	827	240	96%	869	1.05
	Total San Antonio	1	Properties		827	240	96%	869	1.05

	TOTAL TEXAS	53	Properties		893	19,521	96%	1,160	1.30

TOTAL PROPERTIES		170	Properties		948	59,899	96%	$1,181	$1.25

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of December 31, 2013 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.